UNITED STATES COMMODITY FUNDS LLC

Sponsor of the United States Agriculture Index Fund

March 28, 2016

Dear United States Agriculture Index Fund Investor,

Enclosed with this letter is your copy of the 2015 financial statements for the United States Agriculture Index Fund (ticker symbol “USAG”), a series of the United States Commodity Index Funds Trust (the “Trust”). The United States Commodity Index Fund (“USCI”) and the United States Copper Index Fund (“CPER”), two additional series of the Trust, are also included in these statements. We have mailed this statement to all investors in USAG who held shares as of December 31, 2015 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current USAG Privacy Policy. Additional information concerning USAG’s 2015 results may be found by referring to USAG’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USAG’s website at www.unitedstatescommodityfunds.com. You may also call USAG at 1-800-920-0259 to speak to a representative and request additional material, including a current USAG Prospectus.

United States Commodity Funds LLC is the sponsor of USAG. United States Commodity Funds LLC is also the general partner or sponsor and manager of several other commodity based exchange traded security funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States Short Oil Fund, LP	(ticker symbol: DNO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States Commodity Index Fund	(ticker symbol: USCI)
United States Diesel-Heating Oil Fund, LP	(ticker symbol: UHN)	United States Copper Index Fund	(ticker symbol: CPER)

Information about these other funds is contained within the Annual Report as well as in the current USAG Prospectus. Investors in USAG who wish to receive additional information about these other funds may do so by going to their website.* The website may be found at www.unitedstatescommodityfunds.com.

You may also call United States Commodity Funds LLC at 1-800-920-0259 to request additional information.

Thank you for your continued interest in USAG.

Regards,

/s/ John P. Love
John P. Love
President and CEO
United States Commodity Funds LLC

*	This letter is not an offer to buy or sell securities. Investment in any of these other funds is only made by prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

PRIVACY POLICY

UNITED STATES COMMODITY FUNDS LLC

Introduction

This document sets forth the Sixth Amended Privacy Policy of United States Commodity Funds LLC (the “Company”), adopted on December 6, 2008, last amended on March 20, 2014. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission, and (i) the statutory trust for which the Company acts as sponsor, United States Commodity Index Funds Trust (the “Index Funds Trust”), and each series therein and (ii) each of the funds for which the Company serves as the general partner or serves as sponsor (each a “Fund” and together, the “Funds” as defined in Appendix A, which may be amended from time to time), each as referenced above relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. This privacy policy applies to the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

Disclosure of Nonpublic Personal Information

The Company does not sell or rent investor information. The Company does not disclose nonpublic personal information about Fund investors, except as required by law or as described below. Specifically, the Company may share nonpublic personal information in the following situations:

•	To service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals. The Company may also share information in connection with the servicing or processing of the Index Funds Trust and Fund transactions.

•	To respond to subpoenas, court orders, judicial process or regulatory authorities;

•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities; and

•	Upon consent of an investor to release such information, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the Company’s disclosure of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential.

The Company maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company shares investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The Company’s privacy policy applies to both current and former investors. The Company will only disclose nonpublic personal information about a former investor to the same extent as for a current investor.

Changes to Privacy Policy

The Company may make changes to its privacy policy in the future. The Company will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

APPENDIX A

UNITED STATES COMMODITY FUNDS LLC,

GENERAL PARTNER OF

UNITED STATES OIL FUND, LP

UNITED STATES NATURAL GAS FUND, LP

UNITED STATES 12 MONTH OIL FUND, LP

UNITED STATES GASOLINE FUND, LP

UNITED STATES DIESEL-HEATING OIL FUND, LP

UNITED STATES SHORT OIL FUND, LP

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

UNITED STATES BRENT OIL FUND, LP

AND

SPONSOR OF

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

UNITED STATES AGRICULTURE INDEX FUND

EACH A SERIES OF

UNITED STATES COMMODITY INDEX FUNDS TRUST

UNITED STATES AGRICULTURE INDEX FUND

FINANCIAL STATEMENTS

For the years ended December 31, 2015, 2014 and 2013

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2015, 2014 and 2013 is accurate and complete.

By:	/s/ John P. Love
John P. Love
President & CEO of United States Commodity Funds LLC
United States Agriculture Index Fund, LP
(Sponsor of United States Agriculture Index Fund)

Report of Independent Registered Public Accounting Firm

To the Sponsor of

United States Commodity Index Funds Trust

We have audited the accompanying statements of financial condition of the United States Commodity Index Funds Trust (the “Trust”), the United States Commodity Index Fund, the United States Copper Index Fund and the United States Agriculture Index Fund (collectively, the “Series”), in total and for the Series as of December 31, 2015 and 2014, including the schedule of investments as of December 31, 2015 and 2014, and the related statements of operations, changes in capital and changes in shares outstanding and cash flows for the years ended December 31, 2015, 2014 and 2013. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the United States Commodity Index Funds Trust, the United States Commodity Index Fund, the United States Copper Index Fund and the United States Agriculture Index Fund as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years ended December 31, 2015, 2014 and 2013, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the Trust’s and the Series’ internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 11, 2016 expressed an unqualified opinion on the Trust’s and the Series’ internal control over financial reporting.

Greenwood Village, Colorado

March 11, 2016

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2015 and 2014

United States Commodity Index Fund

	December 31, 2015	December 31, 2014
Assets
Cash and cash equivalents (Notes 2 and 6)	$474,315,271	$711,984,950
Equity in trading accounts:
Cash and cash equivalents	55,991,723	80,222,326
Unrealized gain (loss) on open commodity futures contracts	(8,582,227)	(38,267,159)
Interest receivable	1,261	1,261
Directors’ fees and insurance receivable	6,190	—
ETF transaction fees receivable	—	1,050

Total assets	$521,732,218	$753,942,428

Liabilities and Capital
Payable for shares redeemed	$—	$43,736,649
Management fees payable (Note 4)	359,544	531,781
Professional fees payable	693,889	494,705
Brokerage commissions payable	42,815	42,815
Directors’ fees and insurance payable	—	15,638

Total liabilities	1,096,248	44,821,588

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	520,635,970	709,120,840
Total Capital	520,635,970	709,120,840

Total liabilities and capital	$521,732,218	$753,942,428

Shares outstanding	12,850,000	14,700,000
Net asset value per share	$40.52	$48.24
Market value per share	$40.47	$48.29

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2015 and 2014

United States Copper Index Fund

	December 31, 2015	December 31, 2014
Assets
Cash and cash equivalents (Notes 2 and 6)	$1,871,256	$2,729,373
Equity in trading accounts:
Cash and cash equivalents	433,440	337,148
Unrealized gain (loss) on open commodity futures contracts	(180,625)	(197,525)
Receivable from Sponsor (Note 4)	59,601	42,830
Interest receivable	—	25
Directors’ fees and insurance receivable	32	—

Total assets	$2,183,704	$2,911,851

Liabilities and Capital
Management fees payable (Note 4)	$1,156	$1,612
Professional fees payable	47,158	44,577
Directors’ fees and insurance payable	—	35

Total liabilities	48,314	46,224

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	2,135,390	2,865,627
Total Capital	2,135,390	2,865,627

Total liabilities and capital	$2,183,704	$2,911,851

Shares outstanding	150,000	150,000
Net asset value per share	$14.24	$19.10
Market value per share	$14.27	$19.02

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2015 and 2014

United States Agricultural Index Fund

	December 31, 2015	December 31, 2014
Assets
Cash and cash equivalents (Notes 2 and 6)	$1,820,742	$2,142,415
Equity in trading accounts:
Cash and cash equivalents	139,467	222,826
Unrealized gain (loss) on open commodity futures contracts	6,157	(66,576)
Receivable from Sponsor (Note 4)	56,324	39,139
Interest receivable	46	46

Total assets	$2,022,736	$2,337,850

Liabilities and Capital
Management fees payable (Note 4)	$2,171	$1,294
Professional fees payable	40,981	39,850
Directors’ fees and insurance payable	64	104

Total liabilities	43,216	41,248

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	1,979,520	2,296,602
Total Capital	1,979,520	2,296,602

Total liabilities and capital	$2,022,736	$2,337,850

Shares outstanding	100,000	100,000
Net asset value per share	$19.80	$22.97
Market value per share	$19.39	$22.57

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Financial Condition

At December 31, 2015 and 2014

United States Commodity Index Funds Trust

	December 31, 2015	December 31, 2014
Assets
Cash and cash equivalents (Notes 2 and 6)	$478,007,269	$718,659,173
Equity in trading accounts:
Cash and cash equivalents	56,564,630	81,100,456
Unrealized gain (loss) on open commodity futures contracts	(8,756,695)	(38,667,824)
Receivable from Sponsor (Note 4)	115,925	119,754
Interest receivable	1,307	1,343
Directors’ fees and insurance receivable	6,222	—
ETF transaction fees receivable	—	1,050

Total assets	$525,938,658	$761,213,952

Liabilities and Capital
Payable for shares redeemed	$—	$43,736,649
Management fees payable (Note 4)	362,871	535,815
Professional fees payable	782,028	618,128
Brokerage commissions payable	42,815	42,815
Directors’ fees and insurance payable	64	15,856

Total liabilities	1,187,778	44,949,263

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	—
Shareholders	524,750,880	716,264,689
Total Capital	524,750,880	716,264,689

Total liabilities and capital	$525,938,658	$761,213,952

Shares outstanding	13,100,000	15,050,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2015

United States Commodity Index Fund

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
LME Lead Futures LL January 2016 contracts, expiring January 2016	879	$(3,401,194)	(0.65)
LME Tin Futures LT February 2016 contracts, expiring February 2016	536	(635,560)	(0.12)
LME Zinc Futures LX February 2016 contracts, expiring February 2016	774	(8,298,363)	(1.60)
ICE-US Cotton #2 Futures CT March 2016 contracts, expiring March 2016	1,166	457,450	0.09
LME Aluminum Futures LA March 2016 contracts, expiring March 2016	971	(475,970)	(0.09)
ICE-US Sugar #11 Futures SB May 2016 contracts, expiring April 2016	2,313	1,703,218	0.33
LME Lead Futures LL May 2016 contracts, expiring May 2016	956	1,585,563	0.30
ICE-US Cocoa Futures CC July 2016 contracts, expiring July 2016	1,171	(193,320)	(0.04)
	8,766	(9,258,176)	(1.78)
United States Contracts
CBOT Corn Futures C March 2016 contracts, expiring March 2016	2,067	(3,314,538)	(0.64)
CBOT Soybean Futures S March 2016 contracts, expiring March 2016	866	(1,157,925)	(0.22)
CME Feeder Cattle Futures LC March 2016 contracts, expiring March 2016	469	690,863	0.13
COMEX Silver Futures SI March 2016 Contracts, expiring March 2016	537	(4,878,265)	(0.94)
CME Live Cattle Futures LC April 2016 contracts, expiring April 2016	679	1,255,707	0.24
COMEX Gold Futures GC April 2016 contracts, expiring April 2016	349	(136,540)	(0.02)
CBOT Soybean Oil Futures BO July 2016, expiring July 2016	2,016	2,713,860	0.52
NYMEX RBOB Gasoline Futures RB December 2016, expiring November 2016	723	264,823	0.05
	7,706	(4,562,015)	(0.88)
Open Futures Contracts - Short*
Foreign Contracts
LME Lead Futures LL January 2016 contracts, expiring January 2016	879	(1,603,795)	(0.30)
LME Tin Futures LT February 2016 contracts, expiring February 2016	26	4,504	0.00 **
LME Zinc Futures LX February 2016 contracts, expiring February 2016	774	6,931,598	1.33
LME Lead Futures LL May 2016 contracts, expiring May 2016	94	(94,343)	(0.02)
	1,773	5,237,964	1.01
Total Open Futures Contracts***	18,245	$(8,582,227)	(1.65)

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.10%, 1/14/2016	$30,000,000	$29,998,917	5.76
0.23%, 3/03/2016	60,000,000	59,976,233	11.52
0.26%, 3/31/2016	60,000,000	59,961,750	11.52
0.26%, 5/05/2016	30,000,000	29,972,917	5.76
0.33%, 5/12/2016	40,000,000	39,951,233	7.67
0.35%, 5/26/2016	30,000,000	29,958,025	5.76
0.53%, 6/09/2016	30,000,000	29,930,000	5.75
0.46%, 6/23/2016	20,000,000	19,955,533	3.83
Total Cash Equivalents		$299,704,608	57.57

* All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

** Represents less than 0.005%.

*** Collateral amounted to $55,991,723 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2014

United States Commodity Index Fund

		Unrealized
		Gain (Loss)
		on Open
	Number of	Commodity	% of
	Contracts	Contracts	Capital

Open Futures Contracts - Long
Foreign Contracts
LME Tin Futures LT February 2015 contracts, expiring February 2015	531	$312,915	0.04
LME Tin Futures LT March 2015 contracts, expiring March 2015	543	(9,354,055)	(1.32)
LME Zinc Futures LX April 2015 contracts, expiring April 2015	1,109	(5,004,356)	(0.71)
ICE-US Cocoa Futures CC May 2015 contracts, expiring May 2015	1,763	(127,380)	(0.02)
ICE-US Coffee-C Futures KC July 2015 contracts, expiring July 2015	790	(7,584,675)	(1.07)
LME Nickel Futures LN June 2015 contracts, expiring June 2015	623	(4,854,954)	(0.68)
LME Aluminum Futures LA September 2015 contracts, expiring September 2015	1,260	(7,537,600)	(1.06)
	6,619	(34,150,105)	(4.82)
United States Contracts
CME Lean Hogs Futures LH February 2015 contracts, expiring February 2015	1,578	(5,228,900)	(0.74)
NYMEX Heating Oil Futures HO February 2015 contracts, expiring February 2015	657	(315,244)	(0.04)
CBOT Soybean Meal Futures SM March 2015 contracts, expiring March 2015	1,422	(1,018,360)	(0.14)
CME Feeder Cattle Futures FC March 2015 contracts, expiring March 2015	486	473,175	0.07
COMEX Gold Futures GC April 2015 contracts, expiring April 2015	430	(629,300)	(0.09)
CME Live Cattle Futures LC April 2015 contracts, expiring April 2015	797	(1,961,060)	(0.28)
CBOT Corn Futures C July 2015 contracts, expiring July 2015	2,395	(1,353,613)	(0.19)
CBOT Wheat Futures W July 2015 contracts, expiring July 2015	1,670	(1,096,737)	(0.16)
	9,435	(11,130,039)	(1.57)
Open Futures Contracts - Short*
Foreign Contracts
LME Tin Futures LT March 2015 contracts, expiring March 2015	543	6,639,446	0.94
LME Zinc Futures LX April 2015 contracts, expiring April 2015	168	24,963	0.00 **
LME Nickel Futures LN June 2015 contracts, expiring June 2015	55	60,169	0.01
LME Aluminum Futures LA September 2015 contracts, expiring September 2015	169	288,407	0.04
	935	7,012,985	0.99
Total Open Futures Contracts ***	16,989	$(38,267,159)	(5.40)

	Principal	Market	% of
	Amount	Value	Capital
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.06%, 1/08/2015	$40,000,000	$39,999,572	5.64
0.06%, 1/15/2015	40,000,000	39,999,144	5.64
0.05%, 1/22/2015	30,000,000	29,999,125	4.23
0.06%, 1/29/2015	40,000,000	39,998,289	5.64
0.05%, 2/19/2015	40,000,000	39,997,278	5.64
0.05%, 3/19/2015	20,000,000	19,998,075	2.82
0.05%, 4/23/2015	40,000,000	39,993,778	5.64
0.06%, 4/30/2015	40,000,000	39,992,728	5.64
0.05%, 5/07/2015	40,000,000	39,993,000	5.64
0.06%, 5/14/2015	40,000,000	39,991,133	5.64
0.07%, 5/21/2015	40,000,000	39,989,889	5.64
0.07%, 5/28/2015	40,000,000	39,988,566	5.64
0.08%, 6/04/2015	30,000,000	29,990,375	4.23
0.11%, 6/18/2015	30,000,000	29,985,300	4.23
Total Cash Equivalents		$509,916,252	71.91

* All short contracts are offset by the same number of Futures Contracts in the corresponding long positions and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).

** Represents less than 0.005%.

*** Collateral amounted to $80,222,326 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2015

United States Copper Index Fund

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
United States Contracts
COMEX Copper Futures HG March 2016 contracts, expiring March 2016*	40	$(180,625)	(8.46)

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.20%, 4/28/2016	$500,000	$499,681	23.40
0.26%, 5/05/2016	250,000	249,774	11.70
0.46%, 6/23/2016	250,000	249,444	11.68
Total Cash Equivalents		$998,899	46.78

* Collateral amounted to $433,440 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2014

United States Copper Index Fund

		Unrealized
		Gain (Loss)
		on Open
	Number of	Commodity	% of
	Contracts	Contracts	Capital
Open Futures Contracts - Long*
United States Contracts
COMEX Copper Futures HG March 2015 contracts, expiring March 2015	40	$(197,525)	(6.89)

	Principal	Market
	Amount	Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.06%, 04/30/2015	$200,000	$199,964	6.98
0.05%, 03/19/2015	100,000	99,990	3.49
0.06%, 05/14/2015	500,000	499,889	17.44
0.07%, 05/21/2015	400,000	399,899	13.96
0.11%, 06/18/2015	500,000	499,755	17.44
Total Cash Equivalents		$1,699,497	59.31

* Collateral amounted to $337,148 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust
Schedule of Investments
At December 31, 2015

United States Agriculture Index Fund

	Number of Contracts	Unrealized Gain (Loss) on Open Commodity Contracts	% of Capital
Open Futures Contracts - Long
Foreign Contracts
ICE-US Cotton #2 Futures CT March 2016 contracts, expiring March 2016	5	$2,170	0.11
ICE-Canola Futures RS March 2016 contracts, expiring March 2016	3	279	0.01
ICE-US Sugar #11 Futures SB May 2016 contracts, expiring April 2016	15	42,347	2.14
ICE-US Cocoa Futures CC July 2016 contracts, expiring July 2016	5	(220)	(0.01)
ICE-US Coffee-C Futures KC July 2016 contracts, expiring July 2016	3	3,694	0.19
	31	48,270	2.44
United States Contracts
CME Lean Hogs Futures LH February 2016 contracts, expiring February 2016	3	2,453	0.12
CME Live Cattle Futures LC February 2016 contracts, expiring February 2016	3	(1,740)	(0.09)
CBOT Soybean Futures S March 2016 contracts, expiring March 2016	7	(8,138)	(0.41)
CBOT Soybean Meal Futures SM March 2016 contracts, expiring March 2016	3	(6,310)	(0.32)
CBOT Wheat Futures W March 2016 contracts, expiring March 2016	5	(10,725)	(0.54)
CME Live Cattle Futures LC March 2016 contracts, expiring March 2016	1	2,788	0.14
KCBT Hard Red Winter Wheat Futures KW May 2016 contracts, expiring May 2016	2	(3,875)	(0.20)
CBOT Soybean Oil Futures BO July 2016, expiring July 2016	5	1,284	0.07
CBOT Corn Futures C September 2016 contracts, expiring September 2016	15	(17,850)	(0.90)
	44	(42,113)	(2.13)
Total Open Futures Contracts*	75	$6,157	0.31

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.20%, 4/28/2016	$250,000	$249,840	12.62
0.26%, 5/05/2016	250,000	249,775	12.62
0.46%, 6/23/2016	250,000	249,444	12.60
Total Cash Equivalents		$749,059	37.84

* Collateral amounted to $139,467 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Schedule of Investments

At December 31, 2014

United States Agriculture Index Fund

		Unrealized
		Gain (Loss)
		on Open
	Number of	Commodity	% of
	Contracts	Contracts	Capital

Open Futures Contracts - Long
Foreign Contracts
ICE-US Cotton #2 Futures CT March 2015 contracts, expiring March 2015	4	$(5,550)	(0.24)
ICE-Canola Futures RS May 2015 contracts, expiring May 2015	16	(575)	(0.03)
ICE-US Cocoa Futures CC May 2015 contracts, expiring May 2015	6	(760)	(0.03)
ICE-US Sugar #11 Futures SB May 2015 contracts, expiring April 2015	11	(29,221)	(1.27)
ICE-US Coffee-C Futures KC July 2015 contracts, expiring July 2015	4	(39,956)	(1.74)
	41	(76,062)	(3.31)
United States Contracts
CME Lean Hogs Futures LH February 2015 contracts, expiring February 2015	3	(9,840)	(0.43)
CBOT Soybean Meal Futures SM March 2015 contracts, expiring March 2015	5	(3,610)	(0.16)
CBOT Wheat Futures W March 2015 contracts, expiring March 2015	8	10,025	0.44
CME Feeder Cattle Futures FC March 2015 contracts, expiring March 2015	1	463	0.02
CME Live Cattle Futures LC April 2015 contracts, expiring April 2015	4	(9,690)	(0.42)
KCBOT Hard Red Winter Wheat Futures KW May 2015 contracts, expiring May 2015	2	2,838	0.12
CBOT Soybean Oil Futures BO July 2015 contracts, expiring July 2015	1	(1,512)	(0.07)
CBOT Soybean Futures S November 2015 contracts, expiring November 2015	5	16,350	0.71
CBOT Corn Futures C December 2015 contracts, expiring December 2015	12	4,462	0.20
	41	9,486	0.41
Total Open Futures Contracts*	82	$(66,576)	(2.90)

	Principal	Market
	Amount	Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.05%, 3/19/2015	$100,000	$99,990	4.35
0.05%, 4/23/2015	100,000	99,984	4.35
0.06%, 4/30/2015	200,000	199,964	8.71
0.06%, 5/14/2015	200,000	199,956	8.71
0.07%, 5/21/2015	500,000	499,874	21.77
0.11%, 6/18/2015	500,000	499,755	21.76
Total Cash Equivalents		$1,599,523	69.65

*Collateral amounted to $222,826 on open futures contracts.

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2015, 2014 and 2013

United States Commodity Index Fund

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(127,566,722)	$(85,846,605)	$(32,839,247)
Change in unrealized gain (loss) on open positions	29,684,932	(49,056,906)	16,010,647
Realized gain (loss) on foreign currency transactions	—	6	334
Realized gain (loss) on short-term investments	3,645	—	—
Change in unrealized gain (loss) on foreign currency translations	—	(1)	216
Interest income	462,464	323,118	265,555
ETF transaction fees	15,050	23,400	15,750

Total income (loss)	(97,400,631)	(134,556,988)	(16,546,745)

Expenses
Management fees (Note 4)	4,513,975	5,887,414	4,842,197
Professional fees	948,893	594,787	482,288
Brokerage commissions	711,491	653,625	390,945
Directors’ fees and insurance	113,376	144,809	104,184
Registration fees	—	850	850

Total expenses	6,287,735	7,281,485	5,820,464

Net income (loss)	$(103,688,366)	$(141,838,473)	$(22,367,209)
Net income (loss) per share	$(7.72)	$(7.82)	$(2.39)
Net income (loss) per weighted average share	$(8.16)	$(11.42)	$(2.47)
Weighted average shares outstanding	12,705,890	12,419,041	9,051,370

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2015, 2014 and 2013

United States Copper Index Fund

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(639,262)	$(54,825)	$(355,825)
Change in unrealized gain (loss) on open positions	16,900	(327,688)	123,588
Realized gain (loss) on short-term investments	17	—	—
Interest income	1,408	1,455	1,260
ETF transaction fees	700	1,750	—

Total income (loss)	(620,237)	(379,308)	(230,977)

Expenses
Management fees (Note 4)	12,760	20,483	14,927
Professional fees	61,175	65,914	85,228
Brokerage commissions	947	1,896	916
Directors’ fees and insurance	418	658	488

Total expenses	75,300	88,951	101,559

Expense waiver (Note 4)	(59,601)	(62,989)	(81,789)

Net expenses	15,699	25,962	19,770

Net income (loss)	$(635,936)	$(405,270)	$(250,747)
Net income (loss) per share	$(4.86)	$(3.82)	$(2.51)
Net income (loss) per weighted average share	$(5.39)	$(2.69)	$(2.51)
Weighted average shares outstanding	118,082	150,411	100,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2015, 2014 and 2013

United States Agricultural Index Fund

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(373,442)	$60,213	$(327,353)
Change in unrealized gain (loss) on open positions	72,733	(22,043)	74,622
Realized gain (loss) on foreign currency transactions	18	(129)	(71)
Realized gain (loss) on short-term investments	—	—	2
Change in unrealized gain (loss) on foreign currency translations	(1,120)	15	(114)
Interest income	1,466	1,176	1,328

Total income (loss)	(300,345)	39,232	(251,586)

Expenses
Management fees (Note 4)	13,599	17,092	19,115
Professional fees	55,955	48,227	85,350
Brokerage commissions	3,116	2,020	2,003
Directors’ fees and insurance	385	569	471

Total expenses	73,055	67,908	106,939

Expense waiver (Note 4)	(56,318)	(46,339)	(81,772)

Net expenses	16,737	21,569	25,167

Net income (loss)	$(317,082)	$17,663	$(276,753)
Net income (loss) per share	$(3.17)	$0.18	$(2.77)
Net income (loss) per weighted average share	$(3.17)	$0.18	$(2.77)
Weighted average shares outstanding	100,000	100,000	100,000

 See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Operations

For the years ended December 31, 2015, 2014 and 2013

United States Commodity Index Funds Trust

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed positions	$(128,761,842)	$(85,949,027)	$(33,813,684)
Change in unrealized gain (loss) on open positions	29,911,129	(49,496,908)	16,116,506
Realized gain (loss) on foreign currency transactions	18	(123)	266
Realized gain (loss) on short-term investments	3,812	—	4
Change in unrealized gain (loss) on foreign currency translations	(1,120)	14	100
Interest income	465,496	326,764	269,442
ETF transaction fees	16,100	25,150	17,100

Total income (loss)	(98,366,407)	(135,094,130)	(17,410,266)

Expenses
Management fees (Note 4)	4,542,429	5,939,763	4,893,876
Professional fees	1,075,066	756,301	738,804
Brokerage commissions	715,863	658,367	394,735
Directors’ fees and insurance	114,250	146,584	105,636
Registration fees	—	850	850

Total expenses	6,447,608	7,501,865	6,133,901

Expense waiver (Note 4)	(124,812)	(154,313)	(245,726)

Net expenses	6,322,796	7,347,552	5,888,175

Net income (loss)	$(104,689,203)	$(142,441,682)	$(23,298,441)

 See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2015, 2014 and 2013

United States Commodity Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2012	$—	$488,085,727	$488,085,727
Addition	—	128,090,557	128,090,557
Redemptions	—	(80,864,053)	(80,864,053)
Net income (loss)	—	(22,367,209)	(22,367,209)
Balances, at December 31, 2013	—	512,945,022	512,945,022
Addition	—	439,876,572	439,876,572
Redemptions	—	(101,862,281)	(101,862,281)
Net income (loss)	—	(141,838,473)	(141,838,473)
Balances, at December 31, 2014	—	709,120,840	709,120,840
Addition	—	155,622,096	155,622,096
Redemptions	—	(240,418,600)	(240,418,600)
Net income (loss)	—	(103,688,366)	(103,688,366)
Balances, at December 31, 2015	$—	$520,635,970	$520,635,970

Statements of Changes in Shares Outstanding For the years ended December 31, 2015, 2014 and 2013

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2012	—	8,350,000	8,350,000
Additions	—	2,250,000	2,250,000
Redemptions	—	(1,450,000)	(1,450,000)
Shares Outstanding, at December 31, 2013	—	9,150,000	9,150,000
Additions	—	7,500,000	7,500,000
Redemptions	—	(1,950,000)	(1,950,000)
Shares Outstanding, at December 31, 2014	—	14,700,000	14,700,000
Additions	—	3,500,000	3,500,000
Redemptions	—	(5,350,000)	(5,350,000)
Shares Outstanding, at December 31, 2015	—	12,850,000	12,850,000

Net Asset Value Per Share:
At December 31, 2012			$58.45
At December 31, 2013			$56.06
At December 31, 2014			$48.24
At December 31, 2015			$40.52

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2015, 2014 and 2013

United States Copper Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2012	$—	$2,542,946	$2,542,946
Addition	—	—	—
Redemptions	—	—	—
Net income (loss)	—	(250,747)	(250,747)
Balances, at December 31, 2013	—	2,292,199	2,292,199
Addition	—	3,118,249	3,118,249
Redemptions	—	(2,139,551)	(2,139,551)
Net income (loss)	—	(405,270)	(405,270)
Balances, at December 31, 2014	—	2,865,627	2,865,627
Addition	—	799,533	799,533
Redemptions	—	(893,834)	(893,834)
Net income (loss)	—	(635,936)	(635,936)
Balances, at December 31, 2015	$—	$2,135,390	$2,135,390

Statements of Changes in Shares Outstanding
For the years ended December 31, 2015, 2014 and 2013

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2012	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2013	—	100,000	100,000
Additions	—	150,000	150,000
Redemptions	—	(100,000)	(100,000)
Shares Outstanding, at December 31, 2014	—	150,000	150,000
Additions	—	50,000	50,000
Redemptions	—	(50,000)	(50,000)
Shares Outstanding, at December 31, 2015	—	150,000	150,000

Net Asset Value Per Share:
At December 31, 2012			$25.43
At December 31, 2013			$22.92
At December 31, 2014			$19.10
At December 31, 2015			$14.24

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2015, 2014 and 2013

United States Agricultural Index Fund

	Sponsor	Shareholders	Total
Balances, at December 31, 2012	$—	$2,555,692	$2,555,692
Addition	—	—	—
Redemptions	—	—	—
Net income (loss)	—	(276,753)	(276,753)
Balances, at December 31, 2013	—	2,278,939	2,278,939
Addition	—	—	—
Redemptions	—	—	—
Net income (loss)	—	17,663	17,663
Balances, at December 31, 2014	—	2,296,602	2,296,602
Addition	—	—	—
Redemptions	—	—	—
Net income (loss)	—	(317,082)	(317,082)
Balances, at December 31, 2015	$—	$1,979,520	$1,979,520

Statements of Changes in Shares Outstanding
For the years ended December 31, 2015, 2014 and 2013

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2012	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2013	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2014	—	100,000	100,000
Additions	—	—	—
Redemptions	—	—	—
Shares Outstanding, at December 31, 2015	—	100,000	100,000

Net Asset Value Per Share:
At December 31, 2012			$25.56
At December 31, 2013			$22.79
At December 31, 2014			$22.97
At December 31, 2015			$19.80

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Changes in Capital

For the years ended December 31, 2015, 2014 and 2013

United States Commodity Index Funds Trust

	Sponsor	Shareholders	Total
Balances, at December 31, 2012	$—	$495,831,542	$495,831,542
Addition	—	129,180,334	129,180,334
Redemptions	—	(82,000,053)	(82,000,053)
Net income (loss)	—	(23,298,441)	(23,298,441)
Balances, at December 31, 2013	—	519,713,382	519,713,382
Addition	—	442,994,821	442,994,821
Redemptions	—	(104,001,832)	(104,001,832)
Net income (loss)	—	(142,441,682)	(142,441,682)
Balances, at December 31, 2014	—	716,264,689	716,264,689
Addition	—	156,421,629	156,421,629
Redemptions	—	(243,246,235)	(243,246,235)
Net income (loss)	—	(104,689,203)	(104,689,203)
Balances, at December 31, 2015	$—	$524,750,880	$524,750,880

Statements of Changes in Shares Outstanding
For the years ended December 31, 2015, 2014 and 2013

	Sponsor	Shareholders	Total
Shares Outstanding, at December 31, 2012	—	8,650,000	8,650,000
Additions	—	2,300,000	2,300,000
Redemptions	—	(1,500,000)	(1,500,000)
Shares Outstanding, at December 31, 2013	—	9,450,000	9,450,000
Additions	—	7,650,000	7,650,000
Redemptions	—	(2,050,000)	(2,050,000)
Shares Outstanding, at December 31, 2014	—	15,050,000	15,050,000
Additions	—	3,550,000	3,550,000
Redemptions	—	(5,500,000)	(5,500,000)
Shares Outstanding, at December 31, 2015	—	13,100,000	13,100,000

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2015, 2014 and 2013

United States Commodity Index Fund

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Cash Flows from Operating Activities:
Net income (loss)	$(103,688,366)	$(141,838,473)	$(22,367,209)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	24,230,603	(59,905,773)	40,003,074
Unrealized (gain) loss on open futures contracts	(29,684,932)	49,056,906	(16,010,647)
(Increase) decrease in interest receivable	—	—	(787)
(Increase) decrease in directors’ fees and insurance receivable	(6,190)	—	—
(Increase) decrease in ETF transaction fees receivable	1,050	(700)	—
Increase (decrease) in management fees payable	(172,237)	128,287	9,261
Increase (decrease) in professional fees payable	199,184	151,042	31,367
Increase (decrease) in brokerage commissions payable	—	20,000	—
Increase (decrease) in directors’ fees and insurance payable	(15,638)	7,439	909
Increase (decrease) in registration fees payable	—	(152)	(1)
Net cash provided by (used in) operating activities	(109,136,526)	(152,381,424)	1,665,967

Cash Flows from Financing Activities:
Addition of shares	155,622,096	448,368,483	122,521,532
Redemption of shares	(284,155,249)	(58,125,632)	(80,864,053)
Net cash provided by (used in) financing activities	(128,533,153)	390,242,851	41,657,479

Net Increase (Decrease) in Cash and Cash Equivalents	(237,669,679)	237,861,427	43,323,446

Cash and Cash Equivalents, beginning of year	711,984,950	474,123,523	430,800,077
Cash and Cash Equivalents, end of year	$474,315,271	$711,984,950	$474,123,523

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2015, 2014 and 2013

United States Copper Index Fund

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Cash Flows from Operating Activities:
Net income (loss)	$(635,936)	$(405,270)	$(250,747)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	(96,292)	(211,188)	306,569
Unrealized (gain) loss on open futures contracts	(16,900)	327,688	(123,588)
(Increase) decrease in receivable from Sponsor	(16,771)	38,959	14,575
(Increase) decrease in interest receivable	25	—	(7)
(Increase) decrease in directors’ fees and insurance receivable	(32)	—	—
Increase (decrease) in management fees payable	(456)	383	(164)
Increase (decrease) in professional fees payable	2,581	(40,651)	(14,965)
Increase (decrease) in directors’ fees and insurance payable	(35)	19	1
Net cash provided by (used in) operating activities	(763,816)	(290,060)	(68,326)

Cash Flows from Financing Activities:
Addition of shares	799,533	3,118,249	—
Redemption of shares	(893,834)	(2,139,551)	—
Net cash provided by (used in) financing activities	(94,301)	978,698	—

Net Increase (Decrease) in Cash and Cash Equivalents	(858,117)	688,638	(68,326)

Cash and Cash Equivalents, beginning of year	2,729,373	2,040,735	2,109,061
Cash and Cash Equivalents, end of year	$1,871,256	$2,729,373	$2,040,735

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2015, 2014 and 2013

United States Agricultural Index Fund

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Cash Flows from Operating Activities:
Net income (loss)	$(317,082)	$17,663	$(276,753)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	83,359	7,255	449,326
Unrealized (gain) loss on open futures contracts	(72,733)	22,043	(74,622)
(Increase) decrease in receivable from Sponsor	(17,185)	42,633	(4,921)
(Increase) decrease in interest receivable	—	—	(14)
Increase (decrease) in management fees payable	877	(276)	(202)
Increase (decrease) in professional fees payable	1,131	(45,500)	5,320
Increase (decrease) in directors’ fees and insurance payable	(40)	52	(27)
Net cash provided by (used in) operating activities	(321,673)	43,870	98,107

Cash Flows from Financing Activities:
Addition of shares	—	—	—
Redemption of shares	—	—	—
Net cash provided by (used in) financing activities	—	—	—

Net Increase (Decrease) in Cash and Cash Equivalents	(321,673)	43,870	98,107

Cash and Cash Equivalents, beginning of year	2,142,415	2,098,545	2,000,438
Cash and Cash Equivalents, end of year	$1,820,742	$2,142,415	$2,098,545

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Statements of Cash Flows

For the years ended December 31, 2015, 2014 and 2013

United States Commodity Index Funds Trust

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
Cash Flows from Operating Activities:
Net income (loss)	$(104,689,203)	$(142,441,682)	$(23,298,441)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	24,535,826	(60,098,264)	40,897,436
Unrealized (gain) loss on open futures contracts	(29,911,129)	49,496,908	(16,116,506)
(Increase) decrease in receivable from Sponsor	3,829	125,972	(13,195)
(Increase) decrease in interest receivable	36	—	(812)
(Increase) decrease in directors’ fees and insurance receivable	(6,222)	—	—
(Increase) decrease in ETF transaction fees receivable	1,050	(700)	—
Increase (decrease) in management fees payable	(172,944)	128,225	8,611
Increase (decrease) in professional fees payable	163,900	18,255	45,749
Increase (decrease) in brokerage commissions payable	—	20,000	—
Increase (decrease) in directors’ fees and insurance payable	(15,792)	7,553	852
Increase (decrease) in registration fees payable	—	(152)	(1)
Net cash provided by (used in) operating activities	(110,090,649)	(152,743,885)	1,523,693

Cash Flows from Financing Activities:
Addition of shares	156,421,629	451,486,732	123,611,309
Redemption of shares	(286,982,884)	(60,265,183)	(82,000,053)
Net cash provided by (used in) financing activities	(130,561,255)	391,221,549	41,611,256

Net Increase (Decrease) in Cash and Cash Equivalents	(240,651,904)	238,477,664	43,134,949

Cash and Cash Equivalents, beginning of year	718,659,173	480,181,509	437,046,560
Cash and Cash Equivalents, end of year	$478,007,269	$718,659,173	$480,181,509

See accompanying notes to financial statements.

United States Commodity Index Funds Trust

Notes to Financial Statements

For the years ended December 31, 2015, 2014 and 2013

NOTE 1 - ORGANIZATION AND BUSINESS

The United States Commodity Index Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 21, 2009. The Trust is a series trust formed pursuant to the Delaware Statutory Trust Act and includes the United States Commodity Index Fund (“USCI”), a commodity pool formed on April 1, 2010 and first made available to the public on August 10, 2010, the United States Copper Index Fund (“CPER”), a commodity pool formed on November 26, 2010 and first made available to the public on November 15, 2011, and the United States Agriculture Index Fund (“USAG”), a commodity pool formed on November 26, 2010 and first made available to the public on April 13, 2012. The United States Metals Index Fund (“USMI”), a commodity pool formed November 26, 2010 and first made available to the public on June 19, 2012 was a series included in the Trust until the series was terminated effective March 18, 2015 as discussed below. The financial statements include USMI activity through termination, as applicable.

On January 30, 2015, USCF as the sponsor of the Trust and its series USMI announced that its officers and members had authorized a plan to (i) liquidate USMI, (ii) terminate the continuous offering of USMI, and (iii) deregister USMI under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore, terminate the Trust’s obligation to include USMI on its periodic and current reports with the U.S. Securities and Exchange Commission (“SEC”). Shares of USMI ceased trading on the NYSE Arca, Inc. (“NYSE Arca”) and USMI was closed to purchases and redemptions as of the close of regular trading on the NYSE Arca on March 18, 2015 (the “Closing Date”).

On March 18, 2015, the SEC declared effective a post-effective amendment to the registration statement for USMI to remove from registration all of the securities that remained unsold as of March 18, 2015 (the termination of the offering). USCF, on behalf of the Trust and USMI, terminated USMI effective March 18, 2015. On March 24, 2015, USMI liquidated all its assets and distributed cash pro rata to all remaining shareholders as of such date. On March 31, 2015, the NYSE Arca filed a Form 25 removing the listing of USMI on the NYSE Arca.

USCI, CPER and USAG each issues shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”). USCI, CPER and USAG are collectively referred to herein as the “Trust Series.” The Trust and each Trust Series operate pursuant to the Second Amended and Restated Declaration of Trust and Trust Agreement dated as of November 10, 2010 (the “Trust Agreement”). United States Commodity Funds LLC (“USCF”) is the sponsor of the Trust and the Trust Series and is also responsible for the management of the Trust and the Trust Series. For purposes of the financial statement presentation, unless specified otherwise, all references will be to the Trust Series.

USCF has the power and authority to establish and designate one or more series and to issue shares thereof, from time to time as it deems necessary or desirable. USCF has exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust is to exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Trust Series will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Separate and distinct records must be maintained for each Trust Series and the assets associated with a Trust Series must be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Trust Series. Each Trust Series is separate from all other Trust Series created as series of the Trust in respect of the assets and liabilities allocated to that Trust Series and represents a separate investment portfolio of the Trust.

The sole Trustee of the Trust is Wilmington Trust Company (the “Trustee”), a Delaware banking corporation. The Trustee is unaffiliated with USCF. The Trustee’s duties and liabilities with respect to the offering of shares and the management of the Trust are limited to its express obligations under the Trust Agreement.

USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator (“CPO”) registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. The Trust and each Trust Series have a fiscal year ending on December 31.

USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”), the United States Gasoline Fund, LP (“UGA”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s, UGA’s and UHN’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“DNO”), the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. All funds listed previously are referred to collectively herein as the “Related Public Funds.”

Effective as of May 1, 2012, each of USCI, CPER and USAG issue shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to May 1, 2012, each of USCI, CPER and USAG issued shares to Authorized Participants by offering baskets consisting of 100,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the net asset value (“NAV”) of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

From July 1, 2011 and continuing at least through April 30, 2016, Authorized Participants pay USCI $350 for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares; prior to July 1, 2011, Authorized Participants paid USCI $1,000 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets. From May 1, 2012 and continuing at least through April 30, 2016, Authorized Participants pay each of CPER and USAG $350 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets; prior to May 1, 2012, Authorized Participants paid $1,000 for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Trust Series but rather at market prices quoted on such exchange.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each Trust Series is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. Each Trust Series earns income on funds held at the custodian or futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Trust Series are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with GAAP, each Trust Series is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Trust Series files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2012. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2015 for any Trust Series.

Trust Capital and Allocation of Income and Losses

Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Creations and Redemptions

Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 50,000 shares. Effective as of May 1, 2012, Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets for USCI, CPER and USAG only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed. Prior to May 1, 2012, Authorized Participants could only purchase Creation Baskets or redeem Redemption Baskets for USCI, CPER and USAG in blocks of 100,000 shares.

Each Trust Series receives or pays the proceeds from shares sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in each Trust Series’ statements of financial condition as receivable for shares sold, and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

Calculation of Net Asset Value Per Share

Each Trust Series’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing the amount by the total number of shares issued and outstanding. Each Trust Series uses the closing prices on the relevant Futures Exchanges (as defined in Note 3 below) of the Applicable Benchmark Component Futures Contracts (as defined in Note 3 below) that at any given time make up the Applicable Index (as defined in Note 3 below) (determined at the earlier of the close of such exchange or 2:30 p.m. New York time) for the contracts traded on the Futures Exchanges, but calculates or determines the value of all other investments of each Trust Series using market quotations, if available, or other information customarily used to determine the fair value of such investments.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and the per share NAV at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2015, USCF held 5 shares of USCI, 40 shares of CPER and 5 shares of USAG.

Offering Costs

Offering costs incurred in connection with the registration of shares prior to the commencement of the offering are borne by USCF. Offering costs incurred in connection with the registration of additional shares after the commencement of the offering are borne by each Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. Costs borne by the Trust Series after the commencement of an offering are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 - TRUST SERIES

In connection with the execution of the First Trust Agreement on April 1, 2010, USCI was designated as the first series of the Trust. USCF contributed $1,000 to the Trust upon its formation on December 21, 2009, representing an initial contribution of capital to the Trust. Following the designation of USCI as the first series of the Trust, the initial capital contribution of $1,000 was transferred from the Trust to USCI and deemed an initial contribution to USCI. In connection with the commencement of USCI’s initial offering of shares, USCF received 20 Sponsor Shares of USCI in exchange for the previously received capital contribution, representing a beneficial ownership interest in USCI.

On July 30, 2010, USCI received a notice of effectiveness from the U.S. Securities and Exchange Commission (the “SEC”) for its registration of 50,000,000 shares on Form S-1 with the SEC. On August 10, 2010, USCI listed its shares on the NYSE Arca under the ticker symbol “USCI”. USCI established its initial per share NAV by setting the price at $50.00 and issued 100,000 shares in exchange for $5,000,000 on August 10, 2010. USCI also commenced investment operations on August 10, 2010 by purchasing Futures Contracts traded on the Futures Exchanges. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, USCF purchased the initial Creation Basket from the initial Authorized Participant at the initial offering price. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket. USCF held such initial Creation Basket until September 3, 2010, at which time the initial Authorized Participant repurchased the shares comprising such basket in accordance with the specified conditions noted above. On September 14, 2011, USCF redeemed the 20 Sponsor Shares of USCI and, on September 19, 2011, USCF purchased five shares of USCI in the open market.

In connection with the Second Amended and Restated Trust Agreement dated November 10, 2010, USAG and CPER were designated as additional series of the Trust. Following the designation of the additional series, an initial capital contribution of $3,000 was transferred from USCF to the Trust. On November 10, 2010, the Trust transferred $1,000 to each of USAG and CPER, which was deemed a capital contribution to each series. On November 14, 2011, USCF received 40 Sponsor Shares of CPER in exchange for the previously received capital contribution, representing a beneficial interest in CPER. On December 7, 2011, USCF redeemed the 40 Sponsor Shares of CPER and purchased 40 shares of CPER in the open market. On April 13, 2012, USCF received 40 Sponsor Shares of USAG in exchange for the previously received capital contribution, representing a beneficial interest in USAG. On June 28, 2012, USCF redeemed the 40 Sponsor Shares of USAG and on October 3, 2012, purchased 5 shares of USAG on the open market.

CPER and USAG received notice of effectiveness from the SEC for its registration of 30,000,000 CPER shares and 20,000,000 USAG shares on September 6, 2011. The order to permit listing CPER and USAG on the NYSE Arca was received on October 20, 2011. On November 15, 2011, CPER listed its shares on the NYSE Arca under the ticker symbol “CPER.” CPER established its initial per share NAV by setting the price at $25 and issued 100,000 shares to the initial Authorized Participant, Merrill Lynch Professional Clearing Corp., in exchange for $2,500,000 in cash on November 15, 2011. The $1,000 fee that would otherwise be charged to the Authorized Participant in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

On April 13, 2012, USAG listed its shares on the NYSE Arca under the ticker symbol “USAG.” USAG established its initial per share NAV by setting the price at $25. On April 14, 2012, USCF purchased 2 initial Creation Baskets of USAG. In accordance with applicable requirements of Regulation M under the Securities Exchange Act of 1934, as amended, (“Exchange Act”), no Creation Baskets were offered to Authorized Participants nor were the shares listed on the NYSE Arca until five business days had elapsed from the date of USCF’s purchase of the initial Creation Basket on April 4, 2012. The $1,000 fee that would have otherwise been charged in connection with an order to create or redeem was waived in connection with the initial Creation Basket.

USCI’s Investment Objective

USCI invests in futures contracts for commodities that are currently traded on the New York Mercantile Exchange (the “NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), Commodity Exchange, Inc. (“COMEX”) or on other foreign exchanges (the NYMEX, ICE Futures, CBOT, CME, LME, Comex and other foreign exchanges, collectively, the “Futures Exchanges”) (such futures contracts, collectively, “Futures Contracts”) and, to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other commodity-based contracts and instruments such as cash-settled options on Futures Contracts, forward contracts relating to commodities, cleared swap contracts and other nonexchange traded over-the-counter (“OTC”) transactions that are based on the price of commodities and Futures Contracts (collectively, “Other Commodity-Related Investments”). Market conditions that USCF currently anticipates could cause USCI to invest in Other Commodity Related Investments would be those allowing USCI to obtain greater liquidity or to execute transactions with more favorable pricing. Futures Contracts and Other Commodity-Related Investments collectively are referred to as “Commodity Interests.”

The investment objective of USCI is for the daily changes in percentage terms of its shares’ per share Net Asset Value (“NAV”) to reflect the daily changes in percentage terms of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), less USCI’s expenses. USCF does not intend to operate USCI in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Futures Contracts (as defined below) that comprise the SDCI or the prices of any particular group of Futures Contracts. USCI will not seek to achieve its stated investment objective over a period of time greater than one day. USCI believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Commodity-Related Investments. The SDCI is designed to reflect the performance of a diversified group of commodities. The SDCI is comprised of 14 Futures Contracts that are selected on a monthly basis from a list of 27 possible Futures Contracts. The Futures Contracts that at any given time make up the SDCI are referred to herein as “Benchmark Component Futures Contracts.” The SDCI is owned and maintained by SummerHaven Index Management, LLC (“SHIM”) and calculated and published by Bloomberg, L.P. USCI invests first in the current Benchmark Component Futures Contracts and other Futures Contracts intended to replicate the return on the current Benchmark Component Futures Contracts and, thereafter may hold Futures Contracts in a particular commodity other than one specified as the Benchmark Component Futures Contract, or may hold Other Commodity-Related Investments that are intended to replicate the return on the Benchmark Futures Contracts, but may fail to closely track the SDCI’s total return movements. If USCI increases in size, and due to its obligations to comply with regulatory limits or due to other market pricing or liquidity factors, USCI may invest in Futures Contract months other than the designated month specified as the Benchmark Component Futures Contract, or in Other Commodity-Related Investments, which may have the effect of increasing transaction related expenses and may result in increased tracking error.

USCI’s shares began trading on August 10, 2010. As of December 31, 2015, USCI held 723 Futures Contracts on the NYMEX, 4,650 Futures Contracts on the ICE Futures, 4,949 Futures Contracts on the CBOT, 1,148 Futures Contracts on the CME, 5,889 Futures Contracts on the LME and 886 Futures Contracts on the COMEX, totaling 18,245 futures contracts.

CPER’s Investment Objective

The investment objective of CPER is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Copper Index Total ReturnSM (the “SCI”), less CPER’s expenses. USCF does not intend to operate CPER in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Copper Futures Contracts (as defined below) that comprise the SCI or the prices of any particular group of Futures Contracts. CPER will not seek to achieve a stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Copper-Related Investments (as defined below). The SCI is designed to reflect the performance of the investment returns from a portfolio of copper futures contracts. The SCI is owned and maintained by SHIM and calculated and published by the NYSE Arca. The SCI is comprised of either two or three Eligible Copper Futures Contracts that are selected on a monthly basis based on quantitative formulas relating to the prices of the Eligible Copper Futures Contracts developed by SHIM. The Eligible Copper Futures Contracts that at any given time make up the SCI are referred to herein as “Benchmark Component Copper Futures Contracts.”

CPER seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Copper Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, CPER will invest next in other Eligible Copper Futures Contracts, and finally to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts if one or more other Eligible Copper Futures Contracts is not available. When CPER has invested to the fullest extent possible in exchange-traded futures contracts, CPER may then invest in other contracts and instruments based on the Benchmark Component Copper Futures Contracts, other Eligible Copper Futures Contracts or copper, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Copper Futures Contracts and other contracts and instruments based on the Benchmark Component Copper Futures Contracts, are collectively referred to collectively as “Other Copper-Related Investments,” and together with Benchmark Component Copper Futures Contracts and other Eligible Copper Futures Contracts, “Copper Interests.” CPER’s shares began trading on November 15, 2011. As of December 31, 2015, CPER held 40 Futures Contracts on the COMEX.

USAG’s Investment Objective

The investment objective of USAG is for the daily changes in percentage terms of its shares’ per share NAV to reflect the daily changes in percentage terms of the SummerHaven Dynamic Agriculture Index Total ReturnSM (the “SDAI”), less USAG’s expenses. USCF does not intend to operate USAG in a fashion such that its per share NAV will equal, in dollar terms, the spot prices of the commodities underlying the Benchmark Component Agriculture Futures Contracts (as defined below) that comprise the SDAI or the prices of any particular group of Futures Contracts. USAG will not seek to achieve its stated investment objective over a period of time greater than one day. USCF believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts and Other Agriculture-Related Investments (as defined below). The SDAI is designed to reflect the performance of a diversified group of agricultural commodities. The SDAI is owned and maintained by SHIM and calculated and published by the NYSE Arca. Futures contracts for the agricultural commodities comprising the SDAI are traded on ICE Future US, ICE Futures Canada, the CBOT, the Kansas City Board of Trade (“KCBT”) and the CME and are collectively referred to herein as “Eligible Agriculture Futures Contracts.” The SDAI is comprised of 14 Eligible Agriculture Futures Contracts that are selected on a monthly basis based on quantitative formulas developed by SHIM. The Eligible Agriculture Futures Contracts that at any given time make up the SDAI are referred to herein as “Benchmark Component Agriculture Futures Contracts.” The relative weighting of the Benchmark Component Agriculture Futures Contracts will change on a monthly basis, based on quantitative formulas relating to the prices of the Benchmark Component Agriculture Futures Contracts developed by SHIM.

USAG seeks to achieve its investment objective by investing to the fullest extent possible in the Benchmark Component Agriculture Futures Contracts. Then, if constrained by regulatory requirements or in view of market conditions, USAG will invest next in other Eligible Agriculture Futures Contracts based on the same agricultural commodity as the futures contracts subject to such regulatory constraints or market conditions, and finally, to a lesser extent, in other exchange traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts if one or more other Eligible Agriculture Futures Contracts is not available. When USAG has invested to the fullest extent possible in exchange-traded futures contracts, USAG may then invest in other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts, other Eligible Agriculture Futures Contracts or the agricultural commodities included in the SDAI, such as cash-settled options, forward contracts, cleared swap contracts and swap contracts other than cleared swap contracts. Other exchange-traded futures contracts that are economically identical or substantially similar to the Benchmark Component Agriculture Futures Contracts and other contracts and instruments based on the Benchmark Component Agriculture Futures Contracts, as well as metals included in the SDAI, are collectively referred to as “Other Agriculture-Related Investments,” and together with Benchmark Component Agriculture Futures Contracts and other Eligible Agriculture Futures Contracts, “Agriculture Interests.” USAG’s shares began trading on April 13, 2012. As of December 31, 2015, USAG held 31 Futures Contracts on the ICE Futures, 35 Futures Contracts on the CBOT, 7 Futures Contracts on the CME and 2 Futures Contract on the KCBT, totaling 75 futures contracts.

Other Defined Terms – Trust Series

The SDCI, the SCI and the SDAI are referred to throughout these Notes to Financial Statements collectively as the “Applicable Index” or “Indices.”

Benchmark Component Futures Contracts, Benchmark Component Copper Futures Contracts and Benchmark Component Agriculture Futures Contracts are referred to throughout these Notes to Financial Statements collectively as “Applicable Benchmark Component Futures Contracts.”

Other Commodity-Related Investments, Other Copper-Related Investments and Other Agriculture-Related Interests are referred to throughout these Notes to Financial Statements collectively as “Other Related Investments.”

Trading Advisor and Trustee

The Trust Series’ trading advisor is SummerHaven Investment Management, LLC (“SummerHaven”), a Delaware limited liability company that is registered as a commodity trading advisor and CPO with the CFTC and is a member of the NFA. SummerHaven provides advisory services to USCF with respect to the Applicable Index of each Trust Series and the investment decisions of each Trust Series.

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 - FEES PAID BY EACH TRUST SERIES AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of each Trust Series in accordance with the objectives and policies of each such Trust Series. In addition, USCF has arranged for one or more third parties to provide trading advisory, administrative, custody, accounting, transfer agency and other necessary services to each Trust Series. For these services, each of USCI, CPER and USAG is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.95% per annum of average daily total net assets. Effective May 1, 2014 and continuing through December 31, 2015, USCF contractually agreed to lower the management fee to 0.80% per annum of average daily total net assets for USCI, 0.65% per annum of average daily total net assets for CPER and 0.65% per annum of average daily total net assets for USAG. Effective January 1, 2016 and continuing through April 30, 2016, USCF voluntarily agreed to lower the management fee to 0.80% per annum of average daily total net assets for USCI, 0.65% per annum of average daily total net assets for both CPER and USAG. From May 29, 2012 through April 30, 2014, USCF voluntarily waived the management fee paid by each of CPER and USAG from 0.95% per annum of average daily total net assets to 0.65% and 0.80% per annum of average daily total net assets, respectively.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

Each Trust Series pays the costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. During the year ended December 31, 2015, none of the Trust Series incurred any registration fees or other offering expenses. During the years ended December 31, 2014 and 2013, USCI incurred $850 and $850 in registration fees or other offering expenses, respectively. CPER and USAG did not incur any registration fees or other offering expenses during the years ended December 31, 2014 and 2013.

Directors’ Fees and Expenses

Each Trust Series is responsible for paying its portion of the directors’ fees and directors’ and officers’ liability insurance for such Trust Series and the Related Public Funds. Each Trust Series shares the fees and expenses on a pro rata basis with each other Trust Series and each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2015 amounted to a total of $569,303 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2015 was $113,376, CPER’s portion of such fees and expenses for the year ended December 31, 2015 was $418. USAG’s portion of such fees and expenses for the year ended December 31, 2015 was $385. For the year ended December 31, 2014, these fees and expenses were $567,863 for the Trust Series and the Related Public Funds. USCI’s portion of such fees and expenses for the year ended December 31, 2014 was $144,809, CPER’s portion of such fees and expenses for the year ended December 31, 2014 was $658, USAG’s portion of such fees and expenses for the year ended December 31, 2014 was $569.

Investor Tax Reporting Cost

The fees and expenses associated with each Trust Series’ audit expenses and tax accounting and reporting requirements are paid by such Trust Series. These costs amounted to a total of $600,000 for the year ended December 31, 2015 for USCI, $46,000 for the year ended December 31, 2015 for CPER and $41,000 for the year ended December 31, 2015 for USAG.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, each Trust Series pays all brokerage fees and other expenses in connection with the operation of such Trust Series, excluding costs and expenses paid by USCF as outlined in Note 5 below. In addition, USCF has voluntarily agreed to pay certain expenses normally borne by each of CPER and USAG to the extent that such expenses exceed 0.15% (15 basis points) of each of CPER’s and USAG’s NAV, on an annualized basis, through at least April 30, 2016. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2015, USCF waived $59,601 in expenses for CPER and $56,318 for USAG. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 5 – Contracts and Agreements below.

NOTE 5 - CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

USCF and the Trust, each on its own behalf and on behalf of each Trust Series, are party to a marketing agent agreement, dated as of July 22, 2010, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provides certain marketing services for each Trust Series as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on each Trust Series’ assets up to $3 billion and 0.04% on each Trust Series’ assets in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of USCF for distribution related services exceed 10% of the gross proceeds of each Trust Series’ offering.

The above fee does not include website construction and development, which are also borne by USCF.

Brown Brothers Harriman & Co. Agreements

USCF and the Trust, on its own behalf and on behalf of each Trust Series, are also party to a custodian agreement, dated July 22, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”), whereby BBH&Co. holds investments on behalf of each Trust Series. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USCF and the Trust, on its own behalf and on behalf of each Trust Series, are party to an administrative agency agreement, dated July 22, 2010, as amended from time to time, with BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for each Trust Series. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to each Trust Series and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of: (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays BBH&Co. transaction fees ranging from $7 to $15 per transaction.

Brokerage and Futures Commission Merchant Agreements

On July 7, 2014, the Trust on behalf of each Trust Series entered into a Futures and Cleared Swaps Agreement with Wells Fargo Securities, LLC (“WFS”). WFS is referred to as the FCM. The agreements require the FCM to provide services to each Trust Series in connection with the purchase and sale of Futures Contracts and Other Related Investments that may be purchased and sold by or through the FCM for each Trust Series’ account. In accordance with the agreement, the FCM charges each Trust Series commissions of approximately $7 to $15 per round-turn trade, including applicable exchange and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when each Trust Series issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contacts and options on Futures Contracts when each Trust Series redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. Each Trust Series also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Commodity-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USCI

	For the Year ended December 31, 2015	For the Year ended December 31, 2014	For the Year ended December 31, 2013
Total commissions accrued to brokers	$711,491	$653,625	$390,945
Total commissions as an annualized percentage of net assets	0.13%	0.09%	0.08%
Commissions accrued as a result of rebalancing	$675,051	$614,322	$376,294
Percentage of commissions accrued as a result of rebalancing	94.88%	93.99%	96.25%
Commissions accrued as a result of creation and redemption activity	$36,440	$39,303	$14,651
Percentage of commissions accrued as a result of creation and redemption activity	5.12%	6.01%	3.75%

The increase in USCI’s total commissions accrued to brokers for the year ended December 31, 2015, compared to the year ended December 31, 2014, was primarily a result of increased brokerage fees due to a higher number of contracts held and traded, a higher level of create activity, and transition trades due to change of FCM; and for the year ended December 31, 2014, compared to the year ended December 31, 2013, the increase in USCI’s total commissions accrued to brokers was primarily a result of increased brokerage fees due to a higher number of contracts held and traded, a higher level of create activity, and transition trades due to change of FCM. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

CPER

	For the Year ended December 31, 2015	For the Year ended December 31, 2014	For the Year ended December 31, 2013
Total commissions accrued to brokers	$947	$1,896	$916
Total commissions as an annualized percentage of net assets	0.05%	0.06%	0.04%
Commissions accrued as a result of rebalancing	$588	$1,382	$916
Percentage of commissions accrued as a result of rebalancing	62.09%	72.89%	100%
Commissions accrued as a result of creation and redemption activity	$359	$514	$—
Percentage of commissions accrued as a result of creation and redemption activity	37.91%	27.11%	—%

The decrease in CPER’s total commissions accrued to brokers for the year ended December 31, 2015, compared to the year ended December 31, 2014, was primarily a result of decreased brokerage fees due to a lower number of contracts held and traded; and for the year ended December 31, 2014, compared to the year ended December 31, 2013, the increase in CPER’s total commissions accrued to brokers was primarily a result of increased brokerage fees due to a higher number of contracts held and traded, a higher level of create activity, and transition trades due to change of FCM. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USAG

	For the Year ended December 31, 2015	For the Year ended December 31, 2014	For the Year ended December 31, 2013
Total commissions accrued to brokers	$3,116	$2,020	$2,003
Total commissions as an annualized percentage of net assets	0.15%	0.08%	0.08%
Commissions accrued as a result of rebalancing	$3,116	$2,020	$2,003
Percentage of commissions accrued as a result of rebalancing	100%	100%	100%
Commissions accrued as a result of creation and redemption activity	$—	$—	$—
Percentage of commissions accrued as a result of creation and redemption activity	—%	—%	—%

USAG’s total commissions accrued to brokers for the year ended December 31, 2015, compared to the year ended December 31, 2014, was higher primarily as a result of increased brokerage fees due to a higher number of contracts held and traded; and for the year ended December 31, 2014, compared to the year ended December 31, 2013, was similar as measured as an annualized percentage of average total net assets.

USCF is party to an Amended Advisory Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven provides advisory services to USCF with respect to the Applicable Index for each Trust Series and investment decisions for each Trust Series. SummerHaven’s advisory services include, but are not limited to, general consultation regarding the calculation and maintenance of the Applicable Index for each Trust Series, anticipated changes to each Applicable Index and the nature of each Applicable Index’s current or anticipated component securities. For these services, USCF pays SummerHaven a fee based on a percentage of the average total net assets of each Trust Series. For USCI, the fee is equal to the percentage fees paid to USCF minus 0.14%, with that result multiplied by 0.5, minus 0.06% to arrive at the actual fee paid. For each of CPER and USAG, the fee is equal to the percentage fees paid to USCF minus 0.18%, with that result multiplied by 0.5, minus 0.6% to arrive at the actual fee paid.

USCF is also party to an Amended Licensing Agreement, dated July 1, 2011, as amended from time to time, with SummerHaven, whereby SummerHaven sub-licensed to each Trust Series the use of certain names and marks, including the Applicable Index for each Trust Series for which SummerHaven has a sub-license from SHIM, the owner of each Applicable Index. Under the Licensing Agreement, USCF paid SummerHaven an annual fee of $15,000 per each Trust Series for the year ended December 31, 2015, plus an annual fee of 0.06% of the average daily total net assets of each Trust Series.

NOTE 6 - FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

Each Trust Series engages in the trading of futures contracts and options on futures contracts and may engage in cleared swaps (collectively, “derivatives”). As such, each Trust Series is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Each Trust Series may enter into futures contracts and options on futures contracts to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are OTC agreements that are eligible to be cleared by a clearinghouse, e.g. ICE Clear Europe, but which are not traded on an exchange. A cleared swap is created when the parties to an off-exchange OTC swap transaction agree to extinguish their OTC swap and replace it with a cleared swap. Cleared swaps are intended to provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts and options on futures contracts require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the Futures Contracts held by each Trust Series were exchange-traded through December 31, 2015. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if each Trust Series were to enter into non-exchange traded contracts (including Exchange for Related Position or EFRP), it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. Currently, each Trust Series has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, each Trust Series bears the risk of financial failure by the clearing broker.

A Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of a Trust Series’ assets posted with that FCM; however, the majority of each Trust Series’ assets are held in Treasuries, cash and/or cash equivalents with the Trust Series’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Trust Series’ custodian, however, could result in a substantial loss of each Trust Series’ assets.

USCF may invest a portion of each Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. Each Trust Series may be exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2015 and December 31, 2014, none of the Trust Series held investments in money market funds. Each Trust Series holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada, London, United Kingdom, Grand Cayman, Cayman Islands and Nassau, Bahamas which are subject to U.S. regulation and regulatory oversight. As of December 31, 2015 and December 31, 2014, USCI held cash deposits and investments in Treasuries in the amounts of $530,306,994 and $792,207,276, respectively, with the custodian and FCM. As of December 31, 2015 and December 31, 2014, CPER held cash deposits and investments in Treasuries in the amounts of $2,304,696 and $3,066,521, respectively, with the custodian and FCM. As of December 31, 2015 and December 31, 2014, USAG held cash deposits and investments in Treasuries in the amounts of $1,960,209 and $2,365,241, respectively, with the custodian and FCM. Some or all of these amounts may be subject to loss should the Trust Series’ custodian and/or FCM cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, each Trust Series is exposed to market risk equal to the value of Futures Contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, each Trust Series pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series or USCF have a policy of requiring review of the credit standing of each broker or counterparty with which they conduct business.

The financial instruments held by the applicable Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 - FINANCIAL HIGHLIGHTS

The following tables present per share performance data and other supplemental financial data for each Trust Series for the years ended December 31, 2015, 2014 and 2013 for the shareholders. This information has been derived from information presented in the financial statements.

USCI

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Per Share Operating Performance:

Net asset value, beginning of year	$48.24	$56.06	$58.45
Total income (loss)	(7.23)	(7.23)	(1.75)
Net expenses	(0.49)	(0.59)	(0.64)
Net increase (decrease) in net asset value	(7.72)	(7.82)	(2.39)
Net asset value, end of year	$40.52	$48.24	$56.06

Total Return	(16.00)%	(13.95)%	(4.09)%

Ratios to Average Net Assets
Total income (loss)	(17.26)%	(19.17)%	(3.25)%
Management fees	0.80%*	0.84%*	0.95%
Total expenses excluding management fees	0.31%	0.20%	0.19%
Expenses waived	— %*	— %*	—%
Net expenses excluding management fees	0.31%	0.20%	0.19%
Net income (loss)	(18.38)%	(20.20)%	(4.39)%

*	From May 1, 2014 through December 31, 2015, USCF contractually lowered the management fee to 0.80% per annum of average daily total net assets for USCI.

CPER

	Year ended December 31, 2015		Year ended December 31, 2014	Year ended December 31, 2013
Per Share Operating Performance:

Net asset value, beginning of year	$19.10		$22.92	$25.43
Total income (loss)	(4.73)		(3.65)	(2.31)
Net expenses	(0.13)		(0.17)	(0.20)
Net increase (decrease) in net asset value	(4.86)		(3.82)	(2.51)
Net asset value, end of year	$14.24		$19.10	$22.92

Total Return	(25.45)%		(16.67)%	(9.87)%

Ratios to Average Net Assets
Total income (loss)	(31.59)%		(12.04)%	(10.06)%
Management fees	0.65	%*	0.65%*	0.65	%**
Total expenses excluding management fees	3.19	%†	2.17%	3.77%
Expenses waived	(3.04	)%*†	(2.00)%*	(3.56	)%**
Net expenses excluding management fees	0.15	%†	0.17%	0.21%
Net income (loss)	(32.39)%		(12.86)%	(10.92)%

*	From May 1, 2014 through December 31, 2015, USCF contractually lowered the management fee to 0.65% per annum of average daily total net assets for CPER.
**	For May 30, 2012 through April 30, 2014, USCF lowered the management fee paid by CPER on a discretionary basis from 0.95% to 0.65% per annum of average daily total net assets.
†	USCF paid certain expenses on a discretionary basis typically borne by CPER where expenses exceeded 0.15% (15 basis points) of CPER’s NAV, on an annualized basis, through December 31, 2015. USCF has no obligation to continue such payments into subsequent periods.

USAG

	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2013
Per Share Operating Performance:

Net asset value, beginning of year	$22.97		$22.79		$25.56
Total income (loss)	(3.00)		0.40		(2.52)
Net expenses	(0.17)		(0.22)		(0.25)
Net increase (decrease) in net asset value	(3.17)		0.18		(2.77)
Net asset value, end of year	$19.80		$22.97		$22.79

Total Return	(13.80)%		0.79%		(10.84)%

Ratios to Average Net Assets
Total income (loss)	(14.36)%		1.61%		(10.53)%
Management fees	0.65	%*	0.70	%*	0.80	%**
Total expenses excluding management fees	2.84	%†	2.08	%†	3.68%
Expenses waived	(2.69	)%*†	(1.90	)%*†	(3.42	)%**
Net expenses excluding management fees	0.15	%†	0.18	%†	0.25%
Net income (loss)	(15.16)%		0.72%		(11.58)%

*	From May 1, 2014 through December 31, 2015, USCF contractually lowered the management fee to 0.65% per annum of average daily total net assets for USAG.
**	For May 30, 2012 through April 30, 2014, USCF lowered the management fee paid by USAG on a discretionary basis from 0.95% to 0.80% per annum of average daily total net assets
†	USCF paid certain expenses on a discretionary basis typically borne by USAG where expenses exceeded 0.15% (15 basis points) of USAG’s NAV, on an annualized basis, through December 31, 2015. USCF has no obligation to continue such payments into subsequent periods.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2015 and 2014.

USCI

	First Quarter 2015	Second Quarter 2015	Third Quarter 2015	Fourth Quarter 2015
Total Income (Loss)	$(45,897,074)	$26,535,162	$(61,754,738)	$(16,283,981)
Total Expenses	1,799,596	1,531,178	1,518,805	1,438,156
Net Income (Loss)	$(47,696,670)	$25,003,984	$(63,273,543)	$(17,722,137)
Net Income (Loss) per Share	$(3.30)	$2.18	$(5.23)	$(1.37)

	First Quarter 2014	Second Quarter 2014	Third Quarter 2014	Fourth Quarter 2014
Total Income (Loss)	$25,462,354	$19,681,829	$(75,608,920)	$(104,092,251)
Total Expenses	1,520,322	1,568,258	2,059,481	2,133,424
Net Income (Loss)	$23,942,032	$18,113,571	$(77,668,401)	$(106,225,675)
Net Income (Loss) per Share	$2.54	$1.84	$(5.33)	$(6.87)

CPER

	First Quarter 2015	Second Quarter 2015	Third Quarter 2015	Fourth Quarter 2015
Total Income (Loss)	$(114,469)	$(85,649)	$(205,814)	$(214,305)
Total Expenses	14,647	20,497	19,747	20,409
Expense waivers	(10,824)	(16,779)	(16,046)	(15,952)
Net expenses	3,823	3,718	3,701	4,457
Net Income (Loss)	$(118,292)	$(89,367)	$(209,515)	$(218,762)
Net Income (Loss) per Share	$(0.56)	$(0.90)	$(1.95)	$(1.45)

	First Quarter 2014	Second Quarter 2014	Third Quarter 2014	Fourth Quarter 2014
Total Income (Loss)	$(219,581)	$253,801	$(236,243)	$(177,285)
Total Expenses	19,316	22,150	25,794	21,691
Expense waivers	(14,268)	(13,891)	(19,219)	(15,611)
Net expenses	5,048	8,259	6,575	6,080
Net Income (Loss)	$(224,629)	$245,542	$(242,818)	$(183,365)
Net Income (Loss) per Share	$(2.49)	$1.23	$(1.33)	$(1.23)

USAG

	First Quarter 2015	Second Quarter 2015	Third Quarter 2015	Fourth Quarter 2015
Total Income (Loss)	$(204,458)	$153,029	$(207,130)	$(41,786)
Total Expenses	14,265	19,522	19,213	20,055
Expense waivers	(9,891)	(15,392)	(14,914)	(16,121)
Net expenses	4,374	4,130	4,299	3,934
Net Income (Loss)	$(208,832)	$148,899	$(211,429)	$(45,720)
Net Income (Loss) per Share	$(2.09)	$1.49	$(2.12)	$(0.45)

	First Quarter 2014	Second Quarter 2014	Third Quarter 2014	Fourth Quarter 2014
Total Income (Loss)	$350,343	$(98,545)	$(236,630)	$24,064
Total Expenses	10,723	10,492	19,864	26,829
Expense waivers	(4,511)	(4,502)	(15,577)	(21,749)
Net expenses	6,212	5,990	4,287	5,080
Net Income (Loss)	$344,131	$(104,535)	$(240,917)	$18,984
Net Income (Loss) per Share	$3.44	$(1.04)	$(2.41)	$0.19

NOTE 9 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and each Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and each Trust Series (observable inputs) and (2) the Trust’s and each Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USCI’s securities at December 31, 2015 using the fair value hierarchy:

At December 31, 2015	Total	Level I	Level II	Level III
Short-Term Investments	$299,704,608	$299,704,608	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(4,020,212)	(4,020,212)	—	—
United States Contracts	(4,562,015)	(4,562,015)	—	—

During the year ended December 31, 2015, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USCI’s securities at December 31, 2014 using the fair value hierarchy:

At December 31, 2014	Total	Level I	Level II	Level III
Short-Term Investments	$509,916,252	$509,916,252	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(27,137,120)	(27,137,120)	—	—
United States Contracts	(11,130,039)	(11,130,039)	—	—

During the year ended December 31, 2014, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2015 using the fair value hierarchy:

At December 31, 2015	Total	Level I	Level II	Level III
Short-Term Investments	$998,899	$998,899	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	(180,625)	(180,625)	—	—

During the year ended December 31, 2015, there were no transfers between Level I and Level II.

The following table summarizes the valuation of CPER’s securities at December 31, 2014 using the fair value hierarchy:

At December 31, 2014	Total	Level I	Level II	Level III
Short-Term Investments	$1,699,497	$1,699,497	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	(197,525)	(197,525)	—	—

During the year ended December 31, 2014, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USAG’s securities at December 31, 2015 using the fair value hierarchy:

At December 31, 2015	Total	Level I	Level II	Level III
Short-Term Investments	$749,059	$749,059	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	48,270	48,270	—	—
United States Contracts	(42,113)	(42,113)	—	—

During the year ended December 31, 2015, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USAG’s securities at December 31, 2014 using the fair value hierarchy:

At December 31, 2014	Total	Level I	Level II	Level III
Short-Term Investments	$1,599,523	$1,599,523	$—	$—
Exchange-Traded Futures Contracts
Foreign Contracts	(76,062)	(76,062)	—	—
United States Contracts	9,486	9,486	—	—

During the year ended December 31, 2014, there were no transfers between Level I and Level II.

The Trust and each Trust Series have adopted the provisions of Accounting Standards Codification 815 —Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USCI

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2015	Fair Value At December 31, 2014
Futures - Commodity Contracts	Assets	$(8,582,227)	$(38,267,159)

Fair Value of Derivative Instruments Held by CPER

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2015	Fair Value At December 31, 2014
Futures - Commodity Contracts	Assets	$(180,625)	$(197,525)

Fair Value of Derivative Instruments Held by USAG

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2015	Fair Value At December 31, 2014
Futures - Commodity Contracts	Assets	$6,157	$(66,576)

The Effect of Derivative Instruments on the Statements of Operations of USCI

		For the year ended December 31, 2015		For the year ended December 31, 2014		For the year ended December 31, 2013
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income

Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(127,566,722)		$(85,846,605)		$(32,839,247)

	Change in unrealized gain (loss) on open positions		$29,684,932		$(49,056,906)		$16,010,647

The Effect of Derivative Instruments on the Statements of Operations of CPER

		For the year ended December 31, 2015		For the year ended December 31, 2014		For the year ended December 31, 2013
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income

Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(639,262)		$(54,825)		$(355,825)

	Change in unrealized gain (loss) on open positions		$16,900		$(327,688)		$123,588

The Effect of Derivative Instruments on the Statements of Operations of USAG

		For the year ended December 31, 2015		For the year ended December 31, 2014		For the year ended December 31, 2013
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income

Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(373,442)		$60,213		$(327,353)

	Change in unrealized gain (loss) on open positions		$72,733		$(22,043)		$74,622

NOTE 10 – RECENT ACCOUNTING PRONOUNCEMENTS

In August 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2015-14, Revenue from Contracts with Customers, modifying ASU 2014-09.  The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  ASU 2015-14 is effective for fiscal years beginning on or after December 15, 2016, and interim periods within those annual periods.  Early application is permitted.  At this time, management does not believe there will be any impact to the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

The Trust and each Trust Series have performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than what is noted below:

Effective January 1, 2016, USCF permanently lowered the management fee for USCI to 0.80% (80 basis points) per annum of average daily total net assets for USCI and 0.65% (65 basis points) per annum of average daily total net assets for both CPER and USAG.